Exhibit 10.3

SECOND AMENDMENT TO FINANCING AGREEMENT

SECOND AMENDMENT, dated as of August 7, 2015 (this “Second Amendment”), to the Financing Agreement, dated as of December 11, 2012 (as amended by the First Amendment and as amended, restated, supplemented, modified or otherwise changed from time to time, the “Financing Agreement”), by and among OTG Consolidated Holdings, Inc., a Pennsylvania corporation (the “Parent”), OTG Management, Inc., a Pennsylvania corporation (“OTG”, and together with Parent, the “Parent Guarantors”), OTG Management, LLC, a Delaware limited liability company (the “Borrower”), each Subsidiary of the Parent and the Borrower listed as a “Subsidiary Guarantor” on the signature pages thereto or which becomes a Subsidiary Guarantor (as defined in the Financing Agreement) pursuant thereto (each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”, and together with the Parent Guarantors, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), Highbridge Principal Strategies, LLC (“Highbridge”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), Highbridge as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, each an “Agent” and, collectively, the “Agents”).

WHEREAS, the Loan Parties, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.          Defined Terms. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2.          Amendments.

(a)          New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions thereto, in appropriate alphabetical order:

““Second Amendment” means the Second Amendment to this Agreement, dated as of August 7, 2015, among, inter alios, the Borrower, the Agents and the Lenders.”

““Second Amendment Effective Date” means the date on which the Second Amendment shall become effective in accordance with its terms.”

““Specified Approval Procedures” means, with respect to any amount that the Loan Parties propose to add back to Consolidated EBITDA pursuant to clauses (v), (vi) or (vii) of the definition thereof, that (a) not later than 10 days prior to the date on which financial statements for the applicable period are required to be delivered to the Agents and the Lenders pursuant to Section 7.01 hereof (or such shorter period as is consented to by the Agents), the Loan Parties shall have delivered to the Agents a certificate (i) identifying (A) the amounts proposed to be added back to Consolidated EBITDA pursuant to clauses (v), (vi) or (vii) of the definition thereof, and (B) in reasonable detail, the reasons for the requested add-back(s), and (ii) certifying that such amounts are, subject to approval by the Agents pursuant to the Specified Approval Procedures, permitted to be added back to Consolidated EBITDA pursuant only to clauses (v), (vi) and (vii) of the definition thereof, and (b) not later than 3 days prior to the date on which financial statements for the applicable period are required to be delivered to the Agents and the Lenders pursuant to Section 7.01 hereof (or such shorter period as is consented to by the Agents), the Agents have provided written notification to the Loan Parties (which notification may be made by email), that the Agents have approved such add-back(s), which approval may be granted, conditioned, or withheld by the Agents in their sole discretion, acting reasonably.”

(b)          Existing Definitions.

(i)          The following definitions contained in Section 1.01 of the Financing Agreement are hereby deleted in their entirety and shall be replaced as set forth below:

““Applicable Prepayment Premium” means, as of any date of determination, (i) with respect to any payment of any Delayed Draw Term Loan borrowed before January 1, 2016 or the Term Loan (other than any payment made pursuant to Section 2.05(c)(i) or any payment made pursuant to Section 2.05(c)(iii) in respect of an issuance of Capital Stock), an amount equal to: (a) during the period from and after the Second Amendment Effective Date up to and including January 31, 2016, 4.0% times the outstanding principal balance of the Loans being repaid; (b) during the period after January 31, 2016 up to and including July 31, 2016, 1.0% times the outstanding principal balance of the Loans being repaid, and (c) during any period after July 31, 2016, 0.0%, (ii) with respect to any payment of any Delayed Draw Term Loan borrowed on or after January 1, 2016 (other than any payment made pursuant to Section 2.05(c)(i) or any payment made pursuant to Section 2.05(c)(iii) in respect of an issuance of Capital Stock), an amount equal to (a) during the period from January 1, 2016 up to and including January 31, 2016, 4.0% times the outstanding principal balance of the Delayed Draw Term Loans being repaid, (b) during the period after January 31, 2016 up to and including March 31, 2017, 1.0% times the outstanding principal balance of the Delayed Draw Term Loans being repaid, and (c) during any period after March 31, 2017, 0.0%, or (iii) with respect to any payment of any Delayed Draw Term Loan or the Term Loan pursuant to Section 2.05(c)(iii) in respect of an issuance of Capital Stock, an amount equal to: (a) during the period from and after the Second Amendment Effective Date up to and including July 31, 2016, 1.0% times the outstanding principal balance of the Loans being repaid, and (b) during any period after July 31, 2016, 0.0%.”

““Permitted Project” means a project at an airport terminal listed on Schedule 1.01(E) hereto.”

(ii)          Clause (d)(i) of the definition of “Change of Control” in Section 1.01 of the Financing Agreement is hereby amended by adding the phrase “(other than the 10% interest in the Series B Capital Stock of OTG Management PHL, LLC issued to R.W. Bogle LLC)” immediately before the word “and” at the end thereof.

(iii)          Clauses (v), (vi) and (vii) of the definition of “Consolidated EBITDA” in Section 1.01 of the Financing Agreement are hereby deleted in their entirety and shall be replaced as set forth below:

“(v) fees, costs and expenses incurred in connection with debt or equity issuances, acquisitions, investments, sales or divestitures permitted hereunder, in each case, to the extent approved in writing by the Agents pursuant to the Specified Approval Procedures, (vi) extraordinary business development expenses incurred by the Parent or any of its Subsidiaries or any JV Entity, in each case, to the extent approved in writing by the Agents pursuant to the Specified Approval Procedures; provided that in no event shall (A) the aggregate amount of such expenses exceed $1,500,000 in any twelve month period commencing with the twelve month period ending December 31, 2014 (other than Permitted Chef Expenses), or (B) such expenses include payments to any Person that is employed on a full time basis by OTG, the Parent or any of their Subsidiaries, (vii) any non-recurring expenses consistent with past practices and approved in writing by the Agents pursuant to the Specified Approval Procedures,”

(iv)          The definition of “Delayed Draw Term Loan Commitment Expiry Date” in Section 1.01 of the Financing Agreement is hereby amended by deleting the date “June 11, 2015” referenced therein and inserting the date “September 30, 2016” in its stead.

(v)          The definition of “Make-Whole Premium” in Section 1.01 of the Financing Agreement is hereby deleted in its entirety.

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(c)          Section 2.01(a) (Commitments). Clause (iv) of Section 2.01(a) of the Financing Agreement is hereby deleted in its entirety and shall be replaced as set forth below:

“(iv) notwithstanding anything to the contrary contained in this Section 2.01(a), the Loan Parties hereby acknowledge, confirm and agree that (A) immediately prior to the Second Amendment Effective Date, the outstanding principal amount of the Delayed Draw Term Loans is equal to $86,702,499.98 (such Indebtedness being hereinafter referred to as the “Existing Delayed Draw Term Loan Indebtedness”), (B) such Existing Delayed Draw Term Loan Indebtedness shall not be repaid on the Second Amendment Effective Date, but rather shall be re-evidenced by this Agreement as a portion of the Delayed Draw Term Loan outstanding hereunder, (C) the additional Delayed Draw Term Loans made on and after the Second Amendment Effective Date shall be in an aggregate amount not to exceed the Total Additional Delayed Draw Term Loan Commitment (as in effect on the Second Amendment Effective Date), and (D) for all purposes of this Agreement and the other Loan Documents, the sum of the Existing Delayed Draw Term Loan Indebtedness immediately prior to the Second Amendment Effective Date and any additional Delayed Draw Term Loans made on and after the Second Amendment Effective Date shall constitute the Delayed Draw Term Loans.”

(d)          Section 2.02(a) (Making the Loans). The second sentence of Section 2.02(a) of the Financing Agreement is hereby deleted in its entirety and shall be replaced as set forth below:

“Such Notice of Borrowing shall specify (i) the principal amount of the proposed Loan, (ii) whether such Loan is requested to be a Reference Rate Loan or a LIBOR Rate Loan and, in the case of a LIBOR Rate Loan, the initial Interest Period with respect thereto, and (iii) the proposed borrowing date, which must be a Business Day and shall be accompanied by a cash flow projection of the Borrower and its Subsidiaries for the immediately-succeeding 30-day period, in form and substance satisfactory to the Agents, acting reasonably, which cash flow projection shall demonstrate that the Parent Guarantors, the Parent and its Subsidiaries will have, in the aggregate, less than $10,000,000 of Cash and Cash Equivalents, on such proposed borrowing date, immediately prior to giving effect to the proposed Loan.”

(e)          Section 2.03 (Repayment of Loans; Evidence of Debt). Sections 2.03(b) and 2.03(c) of the Financing Agreement are hereby deleted in their entirety and shall be replaced as set forth below:

“(b)          The outstanding principal of the Delayed Draw Term Loans shall be repayable (x) in an initial installment on June 30, 2015, and (y) thereafter, in consecutive quarterly installments on the last day of each March, June, September, and December commencing on December 31, 2016 and ending on the Final Maturity Date. Each such installment shall be in an amount equal to the Amortization Percentage times the outstanding principal of the Delayed Draw Term Loans on (A) June 11, 2015 (in the case of the June 30, 2015 installment) and (B) the Delayed Draw Term Loan Commitment Expiry Date (in the case of all other installments). The outstanding principal of the Delayed Draw Term Loans shall be repaid in full on the earlier of (i) the date of the termination of the Total Revolving Credit Commitment and (ii) the Final Maturity Date.

(c)          The outstanding principal of the Term Loan shall be repayable (x) in an initial installment on June 30, 2015, and (y) thereafter, in consecutive quarterly installments, on the last day of each March, June, September, and December commencing on December 31, 2016 and ending on the Final Maturity Date. Each such installment shall be in an amount equal to the Amortization Percentage times the outstanding principal of the initial Term Loan on the Effective Date. The outstanding principal of the Term Loan shall be repaid in full on the earlier of (i) the date of the termination of the Total Revolving Credit Commitment and (ii) the Final Maturity Date.”

(f)          Section 5.02 (Conditions Precedent to Delayed Draw Term Loans). Section 5.02 of the Financing Agreement is hereby amended by (i) deleting clause (g) thereof in its entirety and replacing it with “[reserved]”, (ii) deleting “and” at the end of clause (f) thereof, (iii) replacing the period at the end of clause (g) thereof with “, and” and (iv) inserting the following clause (h) after clause (g) thereof:

“(h) immediately prior to the making of such Delayed Draw Term Loan, the aggregate amount of Cash and Cash Equivalents of the Parent Guarantors, the Parent and its Subsidiaries shall be less than $10,000,000 (and, if so requested by the Agents, the Borrower shall have provided evidence thereof to the Agents, in form and substance satisfactory to the Agents, acting reasonably).”

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(g)          Section 5.03 (Conditions Precedent to All Loans). Section 5.03(f) of the Financing Agreement is hereby amended by replacing the number “4.00 to 1.00” contained therein and inserting the phrase “(A) 4.25 to 1.00 (in the case of any Loans to be made prior to October 1, 2016), or (B) 4.00 to 1.00 (in the case of any Loans to be made on or after October 1, 2016)” in its stead.

(h)          Section 7.01(y) (Control Agreements). Section 7.01(y) of the Financing Agreement is hereby amended by (i) replacing the amount “$25,000” contained in clause (B) thereof and inserting the amount “$50,000” in its stead, (ii) deleting the word “and” at the end of clause (B) thereof, and (iii) deleting the period at the end of clause (C) thereof and adding a new clause (D) to the end thereof to read in its entirety as follows:

“and (D) cause the aggregate amount of funds held on deposit in Deposit Account 4000141564 and Deposit Account 4000141580 at Wells Fargo Bank, N.A. to be less than $20,000 (per Deposit Account) at all times.”

(i)          Section 7.01(dd) (OTG Management PHL, LLC). Section 7.01 of the Financing Agreement is hereby amended by adding a new clause (dd) to the end thereof to read in its entirety as follows:

“(dd)          OTG Management PHL, LLC. Deliver to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, (i) within 10 Business Days following the Second Amendment Effective Date (or such later date as the Collateral Agent may otherwise agree), an opinion of DLA Piper LLP (US), with respect to such matters regarding OTG Management PHL, LLC (and to the extent related to the pledge to the Collateral Agent of the Capital Stock of OTG Management PHL, LLC owned by the Borrower, the Borrower) as the Collateral Agent may reasonably request, and (ii) within 30 days following the Second Amendment Effective Date (or such later date as the Collateral Agent may otherwise agree), such amendments to Article 8 of that certain Second Amended and Restated Limited Liability Company Agreement of OTG Management PHL, LLC, dated as of December 29, 2014, as the Collateral Agent may reasonably request.”

(j)          Section 7.03(a) (Fixed Charge Coverage Ratio). The applicable chart referenced in Section 7.03(a) of the Financing Agreement is hereby deleted in its entirety and shall be replaced as set forth below:

“Fiscal Quarter End	Fixed Charge Coverage Ratio
Third Fiscal Quarter of 2015	1.40 : 1.00
Fourth Fiscal Quarter of 2015	1.40 : 1.00
First Fiscal Quarter of 2016	1.40 : 1.00
Second Fiscal Quarter of 2016	1.40 : 1.00
Third Fiscal Quarter of 2016	1.40 : 1.00
Fourth Fiscal Quarter of 2016 and each fiscal Quarter ended thereafter	1.50 : 1.00”

(k)          Section 7.03(c) (First Lien Leverage Ratio). The applicable chart referenced in Section 7.03(c) of the Financing Agreement is hereby deleted in its entirety and shall be replaced as set forth below:

“Fiscal Quarter End	First Lien Leverage Ratio
Third Fiscal Quarter of 2015	4.25 : 1.00
Fourth Fiscal Quarter of 2015	4.25 : 1.00
First Fiscal Quarter of 2016	4.25 : 1.00
Second Fiscal Quarter of 2016	4.25 : 1.00
Third Fiscal Quarter of 2016	4.25 : 1.00
Fourth Fiscal Quarter of 2016	4.00 : 1.00
First Fiscal Quarter of 2017	3.88 : 1.00
Second Fiscal Quarter of 2017	3.75 : 1.00
Third Fiscal Quarter of 2017	3.63 : 1.00
Fourth Fiscal Quarter of 2017	3.50 : 1.00”

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(l)          Reference to Effective Date. The definition of “Existing Letters of Credit”, Section 6.01(e)(i), Section 6.01(e)(ii), Section 6.01(f), Section 6.01(o)(ii), Section 6.01(q), Section 6.01(s), Section 6.01(v), Section 6.01(w), Section 6.01(x), Section 6.01(ee), Section 6.01(ff), Section 6.01(ll) and Schedule 6.01(nn) of the Financing Agreement are hereby amended by deleting each instance of the phrase “Effective Date” contained therein and inserting the phrase “Second Amendment Effective Date” in each such instance’s stead.

(m)          Reference to “date hereof”. Section 6.01(dd) of the Financing Agreement is hereby amended by deleting the phrase “date hereof” contained therein and inserting the phrase “Second Amendment Effective Date” in its stead.

(n)          Schedules to Financing Agreement. The schedules to the Financing Agreement are hereby amended by deleting such schedules in their entirety and replacing such schedules to read as set forth on Annex I attached hereto, such schedules shall be deemed to qualify for all purposes the representations contained in such corresponding sections of the Financing Agreement.

3.          Conditions to Effectiveness. The effectiveness of this Second Amendment is subject to the fulfillment, in a manner reasonably satisfactory to the Agents, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agents is hereinafter referred to as the “Second Amendment Effective Date”):

(a)          Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in this Second Amendment, ARTICLE VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the Second Amendment Effective Date are true and correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from this Second Amendment becoming effective in accordance with its terms.

(b)          Execution of Amendment. The Agents and the Lenders shall have executed this Second Amendment and shall have received a counterpart to this Second Amendment, duly executed by each Loan Party.

(c)          Payment of Fees, Etc. The Borrower shall have paid on or before the Second Amendment Effective Date all fees, costs and expenses then payable by the Borrower pursuant to the Loan Documents, including, without limitation, Sections 2.06 and 12.04 of the Financing Agreement.

(d)          Delivery of Documents. The Collateral Agent shall have received on or before the Second Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Second Amendment Effective Date:

(i)          a reaffirmation of the Blatstein Pledge Agreement, duly executed by Eric J. Blatstein;

(ii)          a reaffirmation of the Subordination Agreement, dated December 11, 2012, made by Eric J. Blatstein in favor of the Collateral Agent and the Mezzanine Agent, duly executed by Eric J. Blatstein;

(iii)         a flow of funds agreement, duly executed by each Loan Party, each Lender and each Agent;

(iv)         a Security Agreement supplement, duly executed by each of the Loan Parties party thereto;

(v)          a Grant of Security Interest - Patents, duly executed by each of the Loan Parties party thereto;

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(vi)         a Grant of Security Interest - Trademarks, duly executed by each of the Loan Parties party thereto;

(vii)          a Guaranty and Joinder Agreement, and a Security Agreement Supplement, in each case, duly executed by OTG Management PHL, LLC (Series A), accompanied by a UCC-1 Financing Statement, naming OTG Management PHL, LLC (Series A) as debtor, and the Collateral Agent as the secured party;

(viii)          a copy of the Second Amendment to the Mezzanine Note Purchase Agreement, duly executed by each Loan Party, the Required Mezzanine Purchasers and the Mezzanine Agent and in form and substance satisfactory to the Collateral Agent and evidence that all conditions precedent to the effectiveness of such second amendment to the Mezzanine Note Purchase Agreement have been satisfied as of the Second Amendment Effective Date;

(ix)          a copy of the resolutions of each Loan Party, certified as of the Second Amendment Effective Date by an Authorized Officer thereof, authorizing (A) the additional borrowings and transactions contemplated hereby and (B) the execution, delivery and performance by such Loan Party of this Second Amendment, the performance of the Loan Documents as amended thereby, and the execution and delivery of the other documents to be delivered by such Loan Party in connection herewith and therewith;

(x)          a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign this Second Amendment and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

(xi)          certificate of the appropriate official(s) of the jurisdiction of organization and each state of foreign qualification of each Loan Party (or other evidence reasonably satisfactory to Agents) certifying as of a recent date not more than 30 days prior to the Second Amendment Effective Date as to the subsistence in good standing of, and the payment of taxes due and payable by, such Loan Party in such states;

(xii)          a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Second Amendment Effective Date by an appropriate official of the state of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction (or, to the extent the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of such Loan Party has not been amended, modified or supplemented since the First Amendment Effective Date, a certificate from an Authorized Officer of such Loan Party certifying that such charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of such Loan Party has not been amended, modified or supplemented since the First Amendment Effective Date);

(xiii)          a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational documents of each Loan Party, together with all amendments thereto, certified as of the Second Amendment Effective Date by an Authorized Officer of such Loan Party (or, to the extent the charter and bylaws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational documents of such Loan Party have not been amended, modified or supplemented since the First Amendment Effective Date, a certificate from an Authorized Officer of such Loan Party certifying that such charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational documents have not been amended, modified or supplemented since the First Amendment Effective Date);

(xiv)          a certificate of an Authorized Officer of the Borrower, certifying as to the matters set forth in subsection (a) of this Section 3;

(xv)          a certificate of the chief financial officer of the Borrower (in substantially the form of the solvency certificate delivered on the First Amendment Effective Date), certifying as to the solvency of (A) the Borrower, and (B) the Loan Parties and their respective Subsidiaries, on a consolidated basis, which certificate shall be reasonably satisfactory in form and substance to the Collateral Agent; and

(xvi)          such other agreements, instruments, approvals, opinions and other documents, each reasonably satisfactory to the Agents in form and substance, as any Agent may reasonably request.

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(e)          Legality. The making of any Loans shall not contravene any law, rule or regulation applicable to any Agent or any Lender.

(f)          Notices. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 of the Financing Agreement (without giving effect to the notice requirements contained therein).

(g)          Proceedings; Receipt of Documents. All proceedings in connection with the transactions contemplated by this Second Amendment, the Financing Agreement, as amended hereby, and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Agents and their counsel, and the Agents and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance reasonably satisfactory to the Agents, as the Agents or such counsel may reasonably request.

4.          Representations and Warranties. Each Loan Party represents and warrants as follows:

(a)          Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Second Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect.

(b)          Authorization, Etc. The execution, delivery and performance by each Loan Party of this Second Amendment, and the performance of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any material contractual restriction binding on or otherwise affecting it or any of its material properties, and (iii) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its material properties.

(c)          Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Second Amendment by the Loan Parties, and the performance of the Financing Agreement, as amended hereby.

(d)          Enforceability of the Second Amendment. This Second Amendment and the Financing Agreement, as amended hereby, when delivered hereunder, will be a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with the terms thereof, except as may be limited by all applicable liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, and similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

5.          Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties and their Affiliates under the Financing Agreement and the other Loan Documents that are required to have been performed on or prior to the date hereof. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Second Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Second Amendment Effective Date directly arising out of, connected with or related to this Second Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

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6.          Reaffirmation.

(a)          Borrower. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to the Collateral Agent, on behalf and for the benefit of each Agent and each Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

(b)          Guarantors. Each Guarantor hereby (i) consents to this Second Amendment; (ii) acknowledges and reaffirms all obligations owing by it to the Agents and Lenders under any Loan Document to which it is a party and represents and warrants that, after giving effect to this Second Amendment, all of its representations and warranties contained in the Loan Documents to which such Guarantor is a party are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date), (iii) agrees that each Loan Document to which it is a party is and shall remain in full force and effect and shall not be impaired or otherwise affected by the execution of this Second Amendment or any other document or instrument delivered in connection herewith; and (iv) ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted by it, pursuant to and in connection with the Security Agreement and any other Loan Document to which such Guarantor is a party, to the Collateral Agent, on behalf and for the benefit of each of the Lenders, as collateral security for the Secured Obligations of such Guarantor, and acknowledges that all of such Liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Although each of the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the Guarantors understands that the Agents and the Lenders shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.

(c)          Existing Loans. The Borrower and the Guarantors hereby acknowledge and agree that (i) immediately prior to the Second Amendment Effective Date, the aggregate outstanding principal amount of (A) the Term Loan is $98,750,000, (B) the Delayed Draw Term Loans is $86,702,499.98 and (C) the Revolving Loans is $10,000,000 and (ii) that such amounts are payable pursuant to the Financing Agreement as amended hereby without defense, offset, withholding, counterclaim, or deduction of any kind.

(d)          Additional Delayed Draw Term Loan Commitment.

(i)          Pursuant to the Loan Documents as in effect immediately prior to the effectiveness of this Second Amendment, the Additional Delayed Draw Term Loan Commitment of each Lender (and the Total Additional Delayed Draw Term Loan Commitments) terminated on June 11, 2015, whereupon the obligation of each Delayed Draw Term Loan Lender to make Delayed Draw Term Loans terminated.

(ii)          Pursuant to the terms of this Second Amendment, each of the Lenders, the Agents and the Loan Parties agreed to reinstate the unused portion of the Total Additional Delayed Draw Term Loan Commitments and extend the Delayed Draw Term Loan Commitment Expiry Date to September 30, 2016; provided that no Lender would be obligated to reinstate its expired Additional Delayed Draw Term Loan Commitments without its consent and each Lender would have the opportunity to assume a portion of the reinstated Total Additional Delayed Draw Term Loan Commitments.

(iii)          Each Lender that is specified on Schedule 1.01(A) of the Financing Agreement (as amended by this Second Amendment) as having an Additional Delayed Draw Term Loan Commitment (A) has agreed to assume the portion of the reinstated Total Additional Delayed Draw Term Loan Commitment set forth opposite its name in the column titled “Additional Delayed Draw Term Loan Commitment” in the chart referenced in Schedule 1.01(A) of the Financing Agreement (as amended by this Second Amendment), and (B) hereby acknowledges and agrees that, immediately following the Second Amendment Effective Date and subject to the terms and conditions of the Financing Agreement (as amended by this Second Amendment), it has an active and binding commitment to make Delayed Draw Term Loans to the Borrower in the amount set forth opposite its name in the column titled “Additional Delayed Draw Term Loan Commitment” in the chart referenced in Schedule 1.01(A) of the Financing Agreement (as amended by this Second Amendment).

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7.          Miscellaneous.

(a)          Consents. The Agents and the Lenders hereby consent to (i) the amendments set forth in the Second Amendment to Mezzanine Note Purchase Agreement referred to in Section 3(d)(viii), and (ii) the release of the security interests in favor of the Collateral Agent in the assets of OTG Management PHL, LLC (Series B) upon the delivery by the Loan Parties of the legal opinion described in Section 7.01(dd) of the Financing Agreement (as amended by the Second Amendment), and the execution and delivery by the Collateral Agent of such instruments, documents and filings as the Collateral Agent and the Borrower deem necessary or appropriate to effect and evidence such release, all of which shall be made at the expense of the Borrower.

(b)          Continued Effectiveness of the Financing Agreement and the Other Loan Documents. Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Second Amendment Effective Date (i) all references in the Financing Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Second Amendment, and (ii) all references in the other Loan Documents to the “Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Second Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as an amendment of any right, power or remedy of the Agents and the Lenders under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document.

(c)          Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Second Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Second Amendment.

(d)          Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

(e)          Costs and Expenses. The Borrower agrees to pay on demand all fees and reasonable, documented out-of-pocket costs and expenses incurred by or on behalf of the Agents and the Lenders in connection with the preparation, execution and delivery of this Second Amendment.

(f)          Second Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Second Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Second Amendment shall have been incorrect in any material respect when made or deemed made or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Second Amendment.

(g)          Severability. Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(h)          Governing Law. This Second Amendment shall be governed by the laws of the State of New York.

(i)          Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECOND AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

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9

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

OTG MANAGEMENT, LLC

By:	/s/ Christopher J. Redd
	Name:	Christopher J. Redd
	Title:	Vice President

GUARANTORS:

AIRBEV, LLC
FLO SOLUTIONS, LLC
LAGUARDIA USA, LLC
LGABEV, LLC
OTG CONCEPTS FRANCHISING, LLC
OTG CONSOLIDATED HOLDINGS, INC.
OTG DCA VENTURE II, LLC
OTG EXPERIENCE, LLC
OTG JFK T5 VENTURE, LLC
OTG MANAGEMENT BOS, LLC
OTG MANAGEMENT DCA, LLC
OTG MANAGEMENT EWR, LLC
OTG MANAGEMENT, INC.
OTG MANAGEMENT JFK, LLC
OTG MANAGEMENT MCO, LLC
OTG MANAGEMENT MIDWEST, LLC
OTG MANAGEMENT PHL, LLC (SERIES A)
OTG MANAGEMENT T8, LLC
OTG MANAGEMENT TUCSON, LLC
OTG MANAGEMENT YYZ, LLC
RUNTIME CANADA, LLC
RUNTIME EQUIPMENT CO., LLC
TERMINAL D BAR & GRILL, LLC

By:	/s/ Christopher J. Redd
	Name:	Christopher J. Redd
	Title:	Vice President

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

HIGHBR1DGE PRINCIPAL STRATEGIES, LLC

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

LENDERS:

HIGHBRIDGE PRINCIPAL STRATEGIES - SPECIALTY LOAN FUND III, L.P.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

HIGHBRIDGE SPECIALTY LOAN SECTOR B INVESTMENT FUND, L.P.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES - SPECIALTY LOAN INSTITUTIONAL FUND III, L.P.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

FORETHOUGHT LIFE INSURANCE COMPANY

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

LINCOLN INVESTMENT SOLUTIONS, INC.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES – NDT SENIOR LOAN FUND L.P.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

HIGHBRIDGE AIGUILLES ROUGES SECTOR B INVESTMENT FUND, L.P.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

HIGHBRIDGE SPECIALTY LOAN INSTITUTIONAL HOLDINGS LIMITED

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES – SPECIALTY LOAN VG FUND, L.P.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

HIGHBRIDGE SPECIALTY LOAN HOLDINGS, L.P.

By:	Highbridge Principal Strategies, LLC, its Investment Manager

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Managing Director

ARES CAPITAL CORPORATION

By:	/s/ Michael L. Smith
	Name:	Michael L. Smith
	Title:	Authorized Signatory

REGIMENT CAPITAL SPECIAL SITUATIONS FUND V, L.P.

By:	TCW Special Situations, LLC, its investment manager

By:	/s/ Richard Miller
	Name:	Richard Miller
	Title:	Authorized Signatory